SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Comtech Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

COMTECH GROUP, INC.

Suite 1001, Tower C, Skyworth Building
High-Tech Industrial Park
Nanshan, Shenzhen 518057, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held December 21, 2007

To the Stockholders of
Comtech Group, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Comtech Group, Inc. (the “Company”) will be held on December 21, 2007 at 10:00 a.m. Beijing time at the offices of the Company, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.  The phone numbers for participation at the Annual Meeting are: for those in the United States – (877) 850-8044; for those in South China – 10800-852-0759; for those in North China – 10800-152-0759; and for those in Hong Kong – 852-22584200; for those outside of the United States, China or Hong Kong - 852 2258 4200.  The pass code for all participants is 458150.  The meeting is called for the following purposes:

1.	To elect a board of five directors;

2.	To ratify the appointment of KPMG as the independent auditors of the Company for the fiscal year ending December 31, 2007; and

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on October 31, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.  The stock transfer books of the Company will not be closed.

On or about November 2, 2007, the Company will mail to all stockholders of record, as of the record date, a Notice of Internet Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the notice of annual meeting, proxy statement, proxy card and annual report on http://www.voteproxy.com in addition to instructions on how you may request to receive a paper or email copy of these documents.  There is no charge to you for requesting a paper copy of these documents.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the board to view the materials at the web site provided above and to cast your vote on the proposals.

By Order of the Board of Directors,

Hope Ni
Chief Financial Officer and Secretary

Dated:  November 1, 2007

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET OR OVER THE TELPHONE AS INSTRUCTED IN THESE MATERIALS OR, IF THE PROXY STATEMENT WAS MAILED TO YOU (YOU WILL ONLY RECEIVE A PRINTED COPY OF THE PROXY IF YOU REQUEST IT AT THE WEBSITE PROVIDED ABOVE), COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

COMTECH GROUP, INC.

Suite 1001, Tower C, Skyworth Building
High-Tech Industrial Park
Nanshan, Shenzhen 518057, People’s Republic of China

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Comtech Group, Inc. (the “Company,” “Comtech,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of the Company, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China, at 10:00 a.m. Beijing time, on Friday, December 21, 2007, and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  The phone numbers for participation at the Annual Meeting are: for those in the United States – (877) 850-8044; for those in South China – 10800-852-0759; for those in North China – 10800-152-0759; and for those in Hong Kong – 852-22584200;.for those outside of the United States, China or Hong Kong - 852 2258 4200.  The pass code for all participants is 458150.  Any stockholder giving such a proxy has the power to revoke it at any time before it is voted.  Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy on which no direction is specified will be voted for the election of the nominees set forth under the caption “Election of Directors” and for ratification of the appointment of KPMG as the Company’s independent auditors.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s Stockholders is November 2, 2007.

Your vote is important.  Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.  If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $0.01 par value per share (the “Common Stock”), of record at the close of business on October 31, 2007 are entitled to vote at the meeting.  As of the close of business on October 29, 2007, there were outstanding and entitled to vote 38,404,917 shares of Common Stock. For purposes of voting at the meeting, each share is entitled to one vote upon all matters to be acted upon at the meeting.  A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of KPMG, independent certified public accountants, as our independent auditors. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

VOTING

In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received only a notice by mail, you will not receive a printed copy of the proxy materials. Instead, the notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The notice also instructs you as to how you may submit your proxy on the Internet or over the telephone. If you received only a notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the notice.

If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, by telephone or vote by proxy on the Internet. If you received only a notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go http://www.voteproxy.com to complete an electronic proxy card.

•	By calling 1-800-776-9437

•
To vote by proxy using the enclosed proxy card (only if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on December 20, 2007 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2007, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) the Company’s executive officers and directors as a group.  Except as set forth in Note 11 to the table, the business address of each shareholder is c/o the Company, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Ownership
Directors and executive officers
Jeffrey Kang	10,101,567	(2)(3)	26.30%
Hope Ni	205,000		*
Amy Kong	2,602		*
Q.Y. Ma	6,301	(4)	*
Fuya (Frank) Zheng	8,801	(4)	*
All executive officers and directors as a group (5 persons)	10,324,271		26.88%

Principal stockholders
Nan Ji	9,651,524	(3),(5)	25.13%
Comtech Global Investment, Ltd.	9,651,524	(3)	25.13%
Yi Kang	2,290,028	(6)	5.96%
Ren Investment International, Ltd.	2,290,028	(6)	5.96%

________________________

* Represents beneficial ownership of less than one percent of the Company’s outstanding shares

(1) Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (SEC). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 26, 2007 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 38,404,917 shares of Common Stock outstanding as of October 26, 2007.

(2)Includes (a) 450,043 shares issuable upon exercise of currently exercisable stock options, (b) 9,651,524 shares beneficially owned by Comtech Global Investment Ltd., over which Mr. Kang and his wife, Ms. Nan Ji, share voting and investment power.

(3)  Mr. Kang owns a 29% interest and Ms. Nan Ji a 71% interest in Comtech Global Investment Ltd. The directors of Comtech Global Investment Ltd. are Mr. Kang, his brother Kang Yi and Yang Shi, a major stockholder and co-founder of our company.

(4)  Represents shares issuable upon exercise of currently exercisable stock options.

(5)  Represents 9,651,524 shares beneficially owned by Comtech Global Investment Ltd., over which Mr. Kang and his wife, Ms. Nan Ji, share voting and investment power.

(6)  Shares of Ren Investment International Ltd. are beneficially owned by Mr. Kang, who as sole director, has sole voting and investment power over the shares.  Mr. Kang does not have an economic interest in any shares of Ren Investment International Ltd.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information about our directors and executive officers as of October 31, 2007.

Name*	Age	Position
Jeffrey Kang	37	Chief Executive Officer, President and Chairman of the Board
Hope Ni	35	Chief Financial Officer; Secretary and Director
Amy Kong**	53	Director
Q.Y. Ma**	50	Director
Frank Zheng**	41	Director

Ms. Kong will not stand for re-election to our board of directors.

*  Information concerning nominees for the board of directors is included under Proposal No. 1 – Election of Directors.

**  Member of the audit, nominating and corporate governance, and compensation committees.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify.  It is intended that the accompanying proxy will be voted for the election, as directors, of Mr. Kang, Ms. Ni, Dr. Ma, Mr. Zheng and Mr. Gan, unless the proxy contains contrary instructions.  The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.  Ms. Kong, who currently sits on the board of directors, will not stand for re-election to the board of directors and, therefore, will not sit on the board of directors after the annual meeting.

Set forth below are the respective principal occupations or brief employment histories of the five nominees and the periods during which each has served as a director of the Company.

Jeffrey Kang, Chairman of the Board, President and Chief Executive Officer.   Mr. Kang was a co-founder of Comtech and has served as our chief executive officer, president and chairman of the board since September 1999. Mr. Kang founded Shenzhen Matsunichi Electronics Co., Ltd. and Matsunichi Electronic (Hong Kong) Limited, a predecessor of the Company, in 1995, when Matsunichi commenced operations as a distributor for Matsushita. In 1999, Mr. Kang transferred all operations and assets of Matsunichi into the Company’s immediate predecessor. Prior to forming Matsunichi, Mr. Kang worked for Matsushita Electronics from June 1992 to July 1995 where he was responsible for selling components to the telecom industry within China. From 1998 to 1999, Mr. Kang was vice president of Shenzhen SME (Small and Medium Enterprises) Association, a non-profit association in Shenzhen. Mr. Kang earned a B.S. degree in Electrical Engineering from South China Technology University in Guangzhou, China.

Hope Ni, Chief Financial Officer and Secretary.  Prior to joining us in August 2004 as our chief financial officer, Ms. Ni spent six years as a practicing attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York and Hong Kong, specializing in corporate finance. Prior to that, Ms. Ni worked in the investment banking division of Merrill Lynch in New York.  Ms. Ni also serves on the board of Qianjia Consulting Company, which she founded in 2002. Ms. Ni received her J.D. degree from the University of Pennsylvania Law School and her B.S. degree in Applied Economics and Business Management from Cornell University.

Q.Y. Ma, Director.  Dr. Ma has been a director since December 2004.  Dr. Ma has been the managing director of Time Innovation Ventures, a venture capital firm, since 2000, and has served as a professor of electrical engineering at the University of Hong Kong from 1998 to 2005.  Dr. Ma was an associate professor at Columbia University from 1994 to 2000. He has also served as a technology consultant to IBM, General Electric, TRW Inc. and DuPont. Dr. Ma is a co-founder and advisor of Semiconductor Manufacturing International Corp., and has served as an adviser to the Ministry of Information Industry, Beijing Government, and a senior advisor to Zhangjiang Hi-Tech Park in Shanghai. Dr. Ma received his Ph.D. from Columbia University, and attended the Executive Program of the Stanford University School of Business.

Fuya (Frank) Zheng, Director.  Mr. Zheng has been a director since January 2005. He has been the vice president of travel service for eLong, Inc., a leading online travel service company in China, since May 2000.  Mr. Zheng is responsible for the overall operation of eLong’s travel services.  Before he joined eLong, Mr. Zheng was a senior director of travel services with Asia.com.  From 1994 through 2000, Mr. Zheng held various financial and operations positions with The Bank of New York, The Reserve Management Corp, and Dean Witter Intercapital Company. Mr. Zheng received a B.B.A. degree in Accounting from the City University of New York.

JP Gan, Director Nominee.  Mr. JP Gan, age 36, is a managing director of Qiming Venture Partners since January 2007. From May 2005 to December 2006, Mr. Gan was the Chief Financial Officer of KongZhong Corporation, a Nasdaq listed wireless internet company. Prior to joining KongZhong, Mr. Gan was a director of The Carlyle Group responsible for venture capital investments in the Greater China region from May 2000 to May 2005. Mr. Gan worked at the investment banking division of Merrill Lynch, in Hong Kong from August 1999 to May 2000, and worked at Price Waterhouse in the United States from August 1994 to September 1997. Mr. Gan obtained his Masters of Business Administration from the University of Chicago Graduate School of Business and his Bachelor of Business Administration from the University of Iowa. He is a Certified Public Accountant in the United States.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Amy Kong, a current director, will not stand for re-election to the board of directors and, therefore, will not sit on the board of directors after the annual meeting.  Ms. Kong is resigning from her position to spend more time pursuing her business ventures.  Set forth below is Ms. Kong’s brief employment history.

Amy Kong, Director.  Ms. Kong has been a director since July 2004. Ms. Kong founded Primustech Ventures (HK) Limited, a private equity investment firm focused on greater China, and has been its chief executive officer since 2000. Ms. Kong invested in a number of private equity projects in the areas of document management, professional training and education, medical waste management, medical devices, consumer electronics and information technology consulting. From 1999 to 2000, Ms. Kong served as interim chief executive officer of Cyber City International, a Shenzhen, China-based company. In 1996, Ms. Kong founded GTF Asset Management for the Gajah Tunggal Group, an $800 million global asset management company. Ms. Kong received a B.A. degree from Princeton University and an M.B.A. degree from New York University.

Director Compensation

The following table summarizes compensation that our directors earned during 2006 for services as members of our Board.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Amy Kong	26,000	(2)	—	—	—	—	—	26,000
Q.Y. Ma	21,000	(2)	—	—	—	—	—	21,000
Frank Zheng	21,000	(3)	—	—	—	—	—	21,000
Mark Hauser(1)	20,000	(4)	—	—	—	—	—	20,000
Mark B. Segall(1)	20,000	(4)	—	—	—	—	—	20,000

(1) Mark Hauser and Mark Segall are no longer members of our Board as of December 31, 2006 as they did not stand for re-election.

(2) Received $5,000 for meeting attendance, $10,000 for acting as Chair of our audit committee and $1,000 for serving on the compensation committee and nominating and corporate governance committees.

(3) Received $5,000 for meeting attendance, $5,000 for being a member of the audit committee and $1,000 for serving on the compensation committee and nominating and corporate governance committees.

(4) Received $5,000 for meeting attendance and $5,000 for providing capital market advice.

No options were granted to our non-employee directors in 2006.  In the event a non-employee joins our Board of Directors, such person will be entitled to receive options on a pro rata basis for the portion of the period for which he or she will serve. All of the options granted to the incoming directors will be exercisable at the fair market value on the date of grant and will vest quarterly during the remainder of the period following the close of grant.

Board Practices

Our business and affairs are managed under the direction of our board of directors.  The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. It is our expectation that the board of directors will meet regularly on a quarterly basis and additionally as required.

Board Committees

Our board of directors has an audit committee, a nominating and corporate governance committee, and a compensation committee, each established in 2005.  Our board of directors has determined that Amy Kong, Frank Zheng and Q.Y. Ma, the members of these committees, are “independent” under the current independence standards of Nasdaq Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the U.S. Securities Exchange Act of 1934, as amended (the Exchange Act).  Our board of directors has also determined that JP Gan, a director nominee, if elected to the board, will be independent.  Our board of directors has also determined that these persons have no material relationships with us—either directly or as a partner, stockholder or officer of any entity—which could be inconsistent with a finding of their independence as members of our board of directors.

Audit Committee

The audit committee, consisting of Ms. Kong and Messrs. Ma and Zheng, oversees our financial reporting process on behalf of the board of directors.  It is expected that JP Gan, a director nominee, will serve on the audit committee after the Annual Meeting in replacement of Ms. Kong, who will not stand for re-election at the Annual Meeting.  A copy of its charter is included as Appendix A to this Proxy Statement.  During 2006, the audit committee met eight times.  The committee’s responsibilities include the following functions:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditors’ audit and non-audit services rendered;

•	approve the audit fees to be paid;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates; and

•	recognize and prevent prohibited non-audit services.

Our board of directors has determined that Ms. Kong, the Chair of the Audit Committee, is an “audit committee financial expert” as defined by SEC rules.  Our board of directors has also determined that JP Gan, a director nominee, is an “audit committee financial expert” as defined by SEC rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, consisting of Ms. Kong and Messrs. Ma and Zheng, is responsible for identifying potential candidates to serve on our board and its committees.  It is expected that JP Gan, a director nominee, will serve on the nominating and corporate governance committee after the Annual Meeting, in replacement of Ms. Kong, who will not stand for re-election at the Annual Meeting.  A copy of its charter is included as Appendix B to this Proxy Statement.  The nominating and corporate governance committee met once during 2006.  The committee’s responsibilities include the following functions:

•	making recommendations to the board regarding the size and composition of the board;

•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

•	establishing procedures for the nomination process;

•	advising the board periodically with respect to corporate governance matters and practices, including periodically reviewing corporate governance guidelines to be adopted by the board; and

•	establishing and administering a periodic assessment procedure relating to the performance of the board as a whole and its individual members.

The nominating and corporate governance committee will consider director candidates recommended by security holders.  Potential nominees to the board of directors are required to have such experience in business or financial matters as would make such nominee an asset to the board and may, under certain circumstances, be required to be "independent," as such term is defined under independence standards applicable to the Company.  Security holders wishing to submit the name of a person as a potential nominee to the board must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Comtech Group, Inc., Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the committee, and/or any other method the committee deems appropriate, which may, but need not, include a questionnaire.  The committee may solicit or receive information concerning potential nominees from any source it deems appropriate.  The committee need not engage in an evaluation process unless (i) there is a vacancy on the board, (ii) a director is not standing for re-election, or (iii) the committee does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

Compensation Committee

The compensation committee, consisting of Ms. Kong and Messrs. Ma and Zheng, is responsible for making recommendations to the board concerning salaries and incentive compensation for our officers and employees and administering our stock option plans.  It is expected that JP Gan, a director nominee, will serve on the compensation committee after the Annual Meeting, in replacement of Ms. Kong, who will not stand for re-election at the  Annual Meeting.  The Company does not have a charter for its compensation committee.  The responsibilities for the compensation committee include the following functions:

•
reviewing and recommending policy relating to the compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations;

•
administering our benefit plans and the issuance of stock options and other awards under our stock option plans; and reviewing and establishing appropriate insurance coverage for our directors and executive officers;

•
recommending the type and amount of compensation to be paid or awarded to members of our board of directors, including consulting, retainer, meeting, committee and committee chair fees and stock option grants or awards; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers.

The compensation committee met once during 2006.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiaries.  No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Meetings of the Board and Committees

The board of directors met nine times during 2006.  Each director is expected to attend meetings of our board of directors and meetings of committees of our board of directors of which she or he is a member, and to spend the time necessary to properly discharge his respective duties and responsibilities.  During 2006, each incumbent director attended at least 75% of the total number of meetings of our board of directors and meetings of committees of our board of directors of which she or he was a member.  We do not have a policy with regard to board members’ attendance at annual meetings of stockholders.  Last year a majority of our directors attended the annual meeting, either in person or by telephone.

Communications with the Board of Directors

The board of directors maintains a process for stockholders to communicate with the board. Stockholders wishing to communicate with the board or any individual director must mail a communication addressed to the board or the individual director to the board of directors, c/o Comtech Group, Inc., Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication.  All of such communications will be forwarded to the full board of directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

Audit Committee Report (1)

The audit committee operates pursuant to its adopted charter.  Members of the Audit Committee are independent, within the meaning of Nasdaq Marketplace Rule 4200(a)(15).

The audit committee oversees the Company’s financial control and reporting processes on behalf of the board of directors.  Management is responsible for the financial reporting process, including the systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States.  The independent auditors are responsible for planning and performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for auditing management’s assessment of internal control over financial reporting.  The independent auditors are responsible for expressing an opinion on those financial statements and on management’s assessment and the effectiveness of internal control over financial reporting based on their audit.

In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2006, including a discussion of the adoption of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements and those matters required to be discussed under Statement of Accounting Standards (SAS) 61, as amended by SAS 90.  In addition, the Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1, and has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No.1.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.  The following persons are members of the audit committee:

Amy Kong, Chair
Q.Y. Ma
Frank Zheng

Compensation Discussion and Analysis

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of our executive officers listed in the Summary Compensation Table below (the “named executive officers”) during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure.

The compensation committee currently oversees the design and administration of our executive compensation program.

The principal elements of our executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options, other benefits and perquisites, post-termination severance and acceleration of stock option vesting for certain named executive officers upon termination and/or a change in control. Our other benefits and perquisites consist of life and health insurance benefits.

Objectives and Philosophy

The objectives of our compensation programs are to:

•	attract, motivate and retain talented and dedicated executive officers,

•	provide our executive officers with both cash and equity incentives to further the interests of us and our stockholders, and

•	provide employees with long-term incentives so we can retain them and provide stability during our growth stage.

Generally, the compensation of our executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options. In setting base salaries, the compensation committee generally reviews the individual contributions of the particular executive. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of our common stock over time. Our philosophy is to position the aggregate of these elements at a level that is commensurate with our size and sustained performance.

Elements of Compensation

Compensation consists of following elements:

•
Base Salary. The employment agreement with Hope Ni, our Chief Financial Officer, establishes a minimum base salary for the term of the agreement. Base salaries for our executives officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in our industry for similar positions, and the other elements of the executive officer’s compensation, including stock-based compensation. Our intent is to target executive base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased annually to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Based on publicly available information, we believe that the base salaries established for our executive officers are comparable to those paid by similar companies in our industry.

•
Annual Bonuses. Our executive officers and certain other employees are eligible for annual cash bonuses, which are paid at the discretion of our compensation committee. The employment agreement with our Chief Financial Officer does do not provide for minimum bonuses. The determination of the amount of annual bonuses paid to our executive officers generally reflects a number of subjective considerations, including the performance of our company overall and the contributions of the executive officer during the relevant period.

•
Incentive Compensation. We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of stock-based awards. We adopted the Comtech Group, Inc. 2006 Equity Incentive Plan, which permits the grant of shares of our incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights, and performance stock awards. Our Board or a committee created by the Board will have the authority under the plan to award incentive compensation to our executive officers, employees, consultants and directors in such amounts and on such terms as the committee determines in its sole discretion.

Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. Incentive compensation is intended to compensate executive officers, employees, consultants and directors for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives are expected to vary depending on the individual executive, but are expected to relate generally to strategic factors such as expansion of our services and to financial factors such as improving our results of operations. The actual amount of incentive compensation for the prior year will be determined following a review of each executive’s individual performance and contribution to our strategic goals conducted during the first quarter of each year. Specific performance targets used to determine incentive compensation for each of our executive officers in 2007 have not yet been determined.

Other Employee Grants.

Other Compensation. Each employment agreement provides the executive with certain other benefits, including reimbursement of business and entertainment expenses and life insurance. Each executive is eligible to participate in all benefit plans and programs that are or in the future may be available to other executive employees of our company, including any profit-sharing plan, thrift plan, health insurance or health care plan, disability insurance, pension plan, supplemental retirement plan, vacation and sick leave plan, and other similar plans. The compensation committee in its discretion may revise, amend or add to the officer’s executive benefits and perquisites as it deems advisable. We believe that these benefits and perquisites are typically provided to senior executives of similar companies.

Compensation Committee Report on Executive Compensation (1)

Our compensation committee has certain duties and powers as described in its charter. The compensation committee is currently composed of the three non-employee directors named at the end of this report, each of whom is independent as defined by the Nasdaq Global Market listing standards.

The compensation committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and discussion, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in our Annual Report on Form 10-K to be filed with the SEC. The members of the Compensation Committee are:

Amy Kong, Chair
Q.Y. Ma
Frank Zheng

_______________

(1)
The material in the above audit and compensation committee reports is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Code of Ethics

On November 4, 2004, we adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our chief executive officer and chief financial officer—our principal executive officer and principal financial and accounting officer, respectively. This Code is filed as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the SEC on March 31, 2005.  A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, Comtech Group, Inc., Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the chief executive officer and chief financial officer.  There were no other officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2006:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jeffrey Kang, Chairman,	2006	66,847	—	—	269,800	—	2,471(2)(3)	339,118
Chief Executive Officer and	2005	65,162	—	—	269,800	—	1,048(2)	336,010
President	2004	22,744	—	—	—	—	967(2)	23,711

Hope Ni,	2006	125,000	—	372,234	—	—	—	497,234
Chief Financial Officer, Secretary	2005	117,000	—	—	284,640	—	—	401,640
and Director(1)	2004	54,000	—	—	25,876	—	—	79,876

(1)  Ms. Ni joined the Company in August 2004.
(2)  Mr. Kang is entitled to retirement benefits under a PRC government-managed retirement plan. Expenses related to Mr. Kang’s participation in the PRC government managed retirement plan amounted to approximately RMB6,250 ($807) for the year ended December 31, 2006 and RMB8,458 ($1,048) for the year ended December 31, 2005 and RMB8,000 ($967) for each of the year ended December 31, 2004.
(3) Mr. Kang is entitled to retirement benefits under Hong Kong’s mandatory provident fund scheme. Expenses related to Mr. Kang’s participation in the mandatory provident fund scheme amounted to approximately HKD13,000 ($1,664) for the year ended December 31, 2006.
(4) All the shares of restricted stock were granted to Ms. Ni on March 8, 2006 and vested quarterly during the one-year period following the date of grant.

Grants of Plan Based Awards

The following table summarizes our awards made to our named executive officers under any plan in 2006.

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Closing Price on Grant Date ($ /Sh)
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)
Jeffrey Kang	N/A	N/A	N/A	N/A	N/A	—	—	—	—
Hope Ni	Mar. 8, 2006	Mar. 7, 2006	N/A	N/A	N/A	50,000	—	—	9.14

Outstanding Equity Awards at Fiscal Year-End

	Option Award					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable							Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Jeffrey Kane	283,376	166,666	—	3.74	Nov. 11, 2014	—	—	—	—
Hope Ni	100,000	—	—	3.00	Aug. 16, 2014	12,500(1)	227,375(2)	—	—
_____________
(1) 12,500 shares vest on each of June 8, 2006, Sept. 8, 2006 and Dec. 8, 2006.
(2) The market value of the shares that have not vested has been calculated by multiplying the number of shares times $18.19, which represents the last reported sale price of our common stock on the Nasdaq Global Market on December 31, 2006, which is the last day of the most recent fiscal year.

Option Exercises and Stock Vested

The following table summarizes stock option exercises by our named executive officers in 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Jeffrey Kang	49,957	$587,494	—		—
Hope Ni	110,000	$1,060,494	37,500	(1)	546,250
____________
(1) 12,500 shares vest on each of June 8, 2006, Dec. 8, 2006 and Sept. 8, 2006.

Employment Contracts, Termination Of Employment And Change-In-Control Arrangements

On August 1, 2004, we entered into an employment agreement with Hope Ni to serve as our chief financial officer and secretary. The employment agreement terminates on December 31, 2007, but will be automatically extended unless either we give Ms. Ni notice prior to her termination date or Ms. Ni gives 30 days’ written notice to us of her election not to extend. Under the terms of the agreement, Ms. Ni receives a base salary of $117,000 per annum and was granted ten-year options to purchase a total of 210,000 shares of our common stock at an exercise price of $3.00, which options are all fully vested. In March 2006, the compensation committee approved a new compensation package for Hope Ni which includes a base salary of $125,000 per annum and 50,000 additional restricted shares which will be vested quarterly over one year.

If we terminate Ms. Ni’s employment without cause, or she resigns for good reason, Ms. Ni will receive termination benefits, including the payment of a lump sum amount equal to three times Ms. Ni’s monthly salary in effect immediately prior to her termination and payment of all premiums due for health insurance for a period of six months after termination.

Potential Payments Upon Termination or Change In Control

The following are the payments we would have been required to make to Ms. Ni if her employment had been terminated by us without cause or by her resignation for good reason, as of December 31, 2006:

Name	Benefit	Before Change in Control - Termination w/o Cause or for Good Reason	After Change in Control - Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control
Hope Ni	Cash Severance	$ 31,250 (1)	$ 62,500 (2)	None	None	None	None

(1)           Equal to three times monthly salary.
(2)           If a change in control occurs prior to December 31, 2007 and we subsequently terminate Ms. Ni’s employment without cause, or if she resigns for good reason prior to the date that our board of directors certifies our audit for the first complete fiscal year after the change in control (the Change in Control Audit Date), Ms. Ni will be entitled to receive standard termination benefits and a payment equal to the greater of (a) six times her monthly salary or (b) 12 months salary less compensation paid to her between the date of the change in control and the date of termination. If the change in control occurs prior to December 31, 2007 and we terminate Ms. Ni’s employment without cause, or if she resigns for good reason after the Change in Control Audit Date, Ms. Ni will be entitled to the same termination benefits she would have received had a change in control not occurred and we terminated her employment without cause or she resigned for good reason.
We are not obligated to make any cash payments to Ms. Ni if her employment is terminated by us for cause or by the executive not for good reason. No severance or benefits are provided for any of the executive officers in the event of death or disability. If Ms. Ni’s employment is terminated after the Change in Control Audit Date, other than as a result of her resignation, Ms. Ni will have the right to exercise all of her stock options. If Ms. Ni resigns prior to the Change in Control Audit Date, notwithstanding the fact that her options are fully vested, Ms. Ni shall have the right to exercise a specified number of shares at a price to be determined under the terms of the agreement at the time of her resignation. For purposes of Ms. Ni’s employment agreement, a “change in control” means the consummation of a reorganization, merger of consolidation of us with one or more other persons.
(3)           The employment agreement contains a provision that reduces the exercise price of Ms. Ni’s options to $1.50 upon a change in control. The exercise price of Ms. Ni’s options is $3.00.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

There was a failure by each of the following to timely file their respective Form 4s: Jeffrey Kang, Comtech Global Investment Ltd. and Ren Investment International Ltd. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all other filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2006.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected KPMG to serve as the Company’s independent accountants for the year ending December 31, 2007.  KPMG was engaged on April 13, 2006, and continues to serve as the Company’s principal accountant.  A representative of KPMG is expected to be present at the 2007 Annual Meeting and will have an opportunity to make a statement if he or she so desires.  The representative also is expected to be available to respond to appropriate questions from stockholders.

Change in Principal Accountant

Effective as of April 13, 2006, the resignation of Deloitte Touche & Tohmatsu as the Company's principal accountant was accepted by the Company's Audit Committee.  During Deloitte Touche & Tohmatsu’s retention as the Company's principal accountant, there were no disagreements with Deloitte Touche & Tohmatsu on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, is not resolved to Deloitte Touche & Tohmatsu’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.  Similarly, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the time that Deloitte Touche & Tohmatsu was engaged as the Company's principal accountant. None of Deloitte Touche & Tohmatsu’s audit reports on the Company's consolidated financial statements contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the years ended December 31, 2004 and 2005 and through April 13, 2006, the Company did not, nor did anyone acting on its behalf, consult with KPMG regarding the application principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any reportable events described under Items 304(a)(2)(ii) of Regulation S-K.

Audit Fees

The following table presents the aggregate fees for professional services and other services rendered by our principal accountant to us in 2006 (KPMG) and 2005 (Deloitte Touche & Tohmatsu).

	2006	2005
	(in millions)
Audit Fees	RMB 4.3	RMB 2.4
Audit-Related Fees	-	1.9
Tax Fees	-	.3
Other Fees	.2	-
Total	RMB 4.5	RMB 4.6

(1)          Audit fees consist of fees billed for the professional services rendered for the audit of our consolidated financial statements for each of these fiscal years and the review of the interim financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, respectively.

We are required to obtain pre-approval by our audit committee for all audit and permitted non-audit services performed by our independent auditors. In accordance with this requirement, during fiscal 2006, 100% of all audit, audit-related, tax and other services performed by KPMG were approved in advance by the audit committee. Any pre-approved decisions are presented to the full audit committee at the next scheduled meeting. KPMG was our principal auditor and no work was performed by persons outside of this firm.

Audit of Financial Statements.

During fiscal 2006, KPMG were our principal auditor and no work was performed by persons outside of this firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG TO SERVE AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting.  If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies.  Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Comtech will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request.  In addition to the solicitation of proxies by use of the mails, officers and regular employees of Comtech may solicit proxies without additional compensation, by telephone or other electronic means.  We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

Comtech files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Comtech’s SEC filings made electronically through the SEC's EDGAR system are available to the public at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Suite 1001, Tower C, Skyworth Building, High Tech Industrial Park, Nanshan, Shenzhen 518057, PRC, Attention: Hope Ni, Chief Financial Officer and Secretary.

Comtech will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2006 (as filed with the SEC), including the financial statements contained therein.  All such requests should be directed to Hope Ni, Chief Financial Officer, Director and Secretary, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China; telephone: 011-86-755-26743210.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2007 is expected to be held in December, 2008.  Any stockholder proposal intended to be included in the Company's Proxy Statement and form of proxy for presentation at the 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company not later than June 30, 2008. As to any proposal submitted for presentation at the 2007 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2007 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before August 1, 2008.

By Order of the Board of Directors,

Hope Ni
Chief Financial Officer and Secretary

Dated: November 1, 2007

PROXY

COMTECH GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jeffrey Kang or Hope Ni as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China, on December 21, 2007 at 10:00 a.m., Beijing time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.	Election of Directors

FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Jeffrey Kang, Hope Ni, Q.Y. Ma, Frank Zheng, JP Gan.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

2.	Ratification of the appointment of KPMG as independent auditors.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The shares of Common Stock represented by this proxy will be voted as directed, but if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR approval of the appointment of KPMG as the independent auditors of the Company.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the board of directors knows of no other business to be presented at the meeting.

DATED: November 1, 2007

__________________________________
Signature

__________________________________
Signature if held jointly

(Please date, sign as name appears at the left, and return promptly.  If the shares are registered in the names of two or more persons, each person should sign.  When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title.  Please note any changes in your address alongside the address as it appears in the proxy.)

Appendix A

Audit Committee Charter

AUDIT COMMITTEE CHARTER

OF

COMTECH GROUP, INC.

MISSION STATEMENT

The Audit Committee of Comtech Group, Inc. (the “Company”) has been established by the board of directors of the Company (the “Board”) to assist the Board in fulfilling its responsibilities to oversee the Company’s financial and accounting operations. The Audit Committee will review and be responsible for, among other things, the Company’s system of internal controls, its financial reporting process, the audit process, and the Company’s processes for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company’s internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Audit Committee Composition

The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than three members. The Board shall designate one member of the Audit Committee to be the Chairperson. Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission (“SEC”) and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

Each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

At least one member of the Audit Committee shall qualify as a “audit committee financial expert” in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company’s next annual proxy statement the nature of that director’s relationship with the Company and the reasons for that determination.

If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically.

The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company’s financial statements.

The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

The Committee’s primary responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Corporate Governance

1.	Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

2

2.	Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

3.	Review and approve all transactions with affiliates, related parties, directors and executive officers.

4.	Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

5.	Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.
Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

1.
Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company’s books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

2.
Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

3.
Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

4.
Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section l0A of the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

3

5.
Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

6.	Review and approve all compensation to the independent auditors for all audit and non-audit services.

7.
Review regularly with the independent auditors any audit problems or difficulties and management’s response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

8.	Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit. The Audit Committee shall:

1.
After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

2.
Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under “Management’s Discussion and Analysis o£ Financial Condition and Results of Operations”.

3.
Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

4.
Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

4

5.
Discuss with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in the Company’s financial reporting in accordance with SAS No. 61.

6.
Review and discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be generally of disclosure and reporting policies. The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

7.
Prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

1.	Meet separately in executive session, at least annually, with the Company’s principal accounting officer to discuss:

a)	the scope of internal accounting and auditing procedures then in effect;

b)	the Company’s means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

c)	the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

2.
Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

3.	Review on an annual basis the performance of the internal audit group.

4.
In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

5.
Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

5

Other

1.	Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

2.	Conduct any and all investigations it deems necessary or appropriate.

Adopted: November 4, 2004

6

Appendix B

Nominating and Corporate Governance Committee Charter

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER OF

COMTECH GROUP, INC.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of ComTech Group, Inc.. (the “Company”) shall consist of a minimum of three directors, each of which shall meet the independence requirements and standards established from time to time by the securities exchange on which the Company’s securities are listed or quoted for trading.  The Nominating Committee shall meet at least once a year.

The purpose of the Nominating Committee shall be to assist the Board in identifying qualified individuals to become board members, in determining the composition of the Board and in monitoring a process to assess Board effectiveness.

In furtherance of this purpose, the Nominating Committee shall have the following authority and responsibilities:

1.	Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.

2.	To review with the Board from time to time the appropriate skills and characteristics required of Board members.

3.	To establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.

4.	Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

The Nominating Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.

The Nominating Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

The Nominating Committee shall report its actions and recommendations to the Board after each committee meeting.

Adopted: November 4, 2004